Exhibit 77Q1(e) to ACAAP 01.31.2010 NSAR

1.  Management Agreement, effective August 1, 2009 between
American Century Asset Allocation Portfolios, Inc. and
American Century Investment Management, Inc., Filed as
Exhibit d to Post-Effective Amendment No. 11 to the
Registrant’s Registration Statement filed on Form N-1A
9/18/09, and incorporated herein by reference.